Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
                                          :
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                   -- --  :  03-13903 (BRL)
                                          :
                        Debtors.          :  (Jointly Administered)
                                          :
                                          :
- - - - - - - - - - - - - - - - - - - - - x


                            OPERATING STATEMENTS FOR
                THE PERIOD NOVEMBER 1, 2003 TO NOVEMBER 30, 2003
                ------------------------------------------------


DEBTOR'S ADDRESS:                    PERIOD DISBURSEMENTS:
                                     ---------------------

Cross Media Marketing Corporation    Cross Media Marketing Corporation: $271,007
275 Madison Avenue, 6th Floor
New York, New York 10016             Media Outsourcing, Inc.: $248,795

DEBTOR'S ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022


            I the undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: January 14, 2004              By:  Cross Media Marketing Corporation


                                         /s/ Peter A. Furman
                                         -------------------------------
                                         Peter A. Furman
                                         Chief Restructuring Officer/Chief
                                         Executive Officer

                                                     - and -

                                         Media Outsourcing, Inc.


                                         /s/ Peter A. Furman
                                         -------------------------------
                                         Peter A. Furman
                                         Chief Restructuring Officer/Chief
                                         Executive Officer

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), together with its wholly owned subsidiary Media Outsourcing, Inc. ("MOS," and together with XMM, the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Debtors' historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The Debtors classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consist of employee compensation and benefits for corporate employees located in New York, facility related items such as rent for the corporate office located in New York and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consist of employee compensation and benefits, facility related items and direct costs relating to MOS's magazine operations.

Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.


                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                              Debtors-In-Possession
                            As of November 30, 2003
                                      and
                            October 31, 2003 (a)(b)


                                                          November 30, 2003     October 31, 2003
                                                          -----------------     ----------------
Assets
Current Assets:
     Cash and cash equivalents                              $   6,110,123         $   5,146,433
     Consumer accounts receivable (c)                          15,540,921            21,399,089
     Other receivables                                          3,566,067             3,903,266
     Other current assets                                         226,683               228,082
                                                            -------------         -------------
      Total current assets                                     25,443,794            30,676,870
   Non-Current Assets
     Fixed Assets - Net                                         4,187,067             4,587,067
     Goodwill - Net                                            17,348,545            17,348,545
     Other assets                                                 501,569               501,298
                                                            -------------         -------------
      Total Non-current Assets                                 22,037,181            22,436,910
                                                            -------------         -------------
         TOTAL ASSETS                                       $  47,480,975         $  53,113,780
                                                            =============         =============

Liabilities and Stockholders' Equity
     Post Petition Liabilities
      Accounts Payable and Accrued Expenses (d)             $   5,168,156         $   5,563,949
                                                            -------------         -------------
         Total Post Petition Liabilities                        5,168,156             5,563,949

     Pre Petition Liabilities
      Secured Debt                                             28,884,448            28,884,448
      Capital Lease Obligations (e)                               841,571               841,571
      Notes Payable/Preferred Stock                             5,050,000             5,050,000
      Unsecured Claims                                         21,979,174            21,651,257
                                                            -------------         -------------
         Total Pre Petition Liabilities                        56,755,193            56,427,276
                                                            -------------         -------------
       Total Liabilities                                       61,923,349            61,991,225

Shareholders' Equity
      Common Stock                                                 15,206                15,206
      Additional Paid in Capital                              129,073,273           129,073,273
      Treasury Stock                                             (424,173)             (424,173)
      Notes Receivable                                           (697,500)             (697,500)
      Retained Earnings                                      (142,409,180)         (136,844,251)
                                                            -------------         -------------
       Total Stockholders' Equity                             (14,442,374)           (8,877,445)
                                                            -------------         -------------
         TOTAL LIABILITIES & STOCKHOLDERS' EQUITY           $  47,480,975         $  53,113,780
                                                            =============         =============

Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of November 30, 2003 and October 31, 2003. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Certain amounts in the October 2003 balances shown above have been reclassified to conform to the November 2003 classification.

(c) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

As of November 30, 2003 the Debtor increased its collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(d) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of October 31, 2003 and November 30, 2003, there had been no final determination as to the classification of the majority of these liabilities as pre or post petition.

(e) On September 16, 2003, an entry of an order pursuant to sections 363, 365 and 554 of title 11 of the United States Code (the "Bankruptcy Code") permitted the surrender of certain property of the Debtors' estate and authorized the Debtors to reject certain executory contracts and unexpired leases. As of November 30, 2003, the debtors have partially reflected in the balance sheet the rejection of certain executory contracts and unexpired leases.


                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)
                       Case Number 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
                       For the period November 1, 2003 -
                               November 30, 2003


                                                       MOS                XMM                Total
                                                       ---                ---                -----

Cash flow from operations
 Cash Receipts from Operations:
   Consumer Receipts                               $ 1,427,956         $      --           $ 1,427,956
   Non Consumer Receipts                                55,537                --                55,537
                                                   -----------         -----------         -----------
                                                     1,483,493                --             1,483,493

Operating Cash Disbursements:
 Employee Compensation/Reimbursements                  193,766                --               193,766
 Direct Costs                                           25,155                  53              25,208
 Facilities                                             26,667                 150              26,817
 Other                                                   2,435                --                 2,435
                                                   -----------         -----------         -----------
  Total Operating Disbursements                        248,023                 203             248,226

  Operating Cash Flow                                1,235,470                (203)          1,235,267

Non-Operating Cash Disbursements:
 Professional Fees & Other                                 772             270,804             271,576
                                                   -----------         -----------         -----------
  Non Operating Cash Flow                                  772             270,804             271,576

  Net Cash Flow                                    $ 1,234,698         $  (271,007)        $   963,691
                                                   ===========         ===========         ===========


                                             Cross Media Marketing Corporation
                                                 (Debtors-In-Possession)
                                                 Account Balances (Per Book)
                                         As of November 30, 2003 and October 31, 2003
                                             Case Numbers: 03-13901 and 03-13903


                  Branch      Account                                                                       Balance at   Balance at
 Institution     Location     Number                      Account Name (Type) (a)                            11/30/03     10/31/03
 -----------     --------     ------                      -----------------------                           ----------   ----------

Fleet            New York   9429278356   Cross Media - (Disbursement Funding Account) -
                                           Debtor in Possession                                            $  290,023   $  529,038
Fleet            New York     80221654   Cross Media Marketing - (Controlled Disbursement Account) -
                                           Debtor in Possession                                               (99,323)    (214,687)
Fleet            New York     80227175   Cross Media Marketing SVC Co- (Payroll Funding Account) -
                                           Debtor in Possession                                               (15,859)     (16,424)
Fleet            New York   9429159138   Cross Media Marketing Corp - (Corporate Operating Account) -
                                           Debtor in Possession                                             5,948,808    4,860,912
Fleet            New York   9429164607   Cross Media Marketing Corp - (NY Disbursement Account)               (19,244)     (19,244)
Fleet            New York   9429159314   Media Outsourcing Lock Box Collections- (Club Business refunds) -
                                           Debtor in Possession                                                     -            -
SouthTrust Bank  Atlanta      90001703   Media Outsourcing Inc. (Controlled Disbursement Account)                   -            -
SouthTrust Bank  Atlanta      81387740   Media Outsourcing Inc. (Operating Account)                             5,718        6,838
                                                                                                           -----------  ----------
                 Total Accounts                                                                            $ 6,110,123  $5,146,433
                                                                                                           -----------  ----------


(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.


                                             Cross Media Marketing Corporation
                                                 (Debtors-In-Possession)
                                                 Account Balances (Per Bank)
                                                 As of November 30, 2003
                                                   and October 31, 2003
                                             Case Numbers: 03-13901 and 03-13903


                  Branch      Account                                                                     Balance at    Balance at
 Institution     Location     Number                           Account Name (Type)                         11/30/03     10/31/03
 -----------     --------     ------                           -------------------                         --------     --------

Fleet            New York   9429278356  Cross Media - (Disbursement Funding Account) -
                                          Debtor in Possession                                             $  290,023   $  529,038
Fleet            New York     80221654  Cross Media Marketing - (Controlled Disbursement Account) -
                                          Debtor in Possession                                                      -            -
Fleet            New York     80227175  Cross Media Marketing SVC Co- (Payroll Funding Account) -
                                          Debtor in Possession                                                    403            -
Fleet            New York   9429159138  Cross Media Marketing Corp - (Corporate Operating Account) -
                                          Debtor in Possession                                              5,938,879    4,786,689
Fleet            New York   9429164607  Cross Media Marketing Corp - (NY Disbursement Account)                      -            -
Fleet            New York   9429159314  Media Outsourcing Lock Box Collections- (Club Business refunds) -
                                          Debtor in Possession                                                      -            -
SouthTrust Bank  Atlanta      90001703  Media Outsourcing Inc. (Controlled Disbursement Account)                    -            -
SouthTrust Bank  Atlanta      81387740  Media Outsourcing Inc. (Operating Account)                             25,104       52,464
                                                                                                           ----------   ----------
                Total Accounts                                                                             $6,254,409   $5,368,191
                                                                                                           ----------   ----------


                                             Cross Media Marketing Corporation
                                                 (Debtors-In-Possession)
                                             Case Numbers: 03-13901 and 03-13903
                                        Statement of Cash Receipts and Disbursements
                                         As of November 1, 2003 - November 30, 2003


                                                            FLEET NATIONAL BANK                            SOUTHTRUST
                           -------------------------------------------------------------------------------------------------------
                                                                                                           90001703 &
                           9429278356  80221654     80227175   9429159138    9429164607   9429159314 (a)   813887740      TOTAL
                           -------------------------------------------------------------------------------------------------------

CASH 11/01/03 (book)       $ 529,038  $ (214,687)  $ (16,424)  $ 4,860,911   $ (19,244)      $     -        $ 6,838     $5,146,432

        RECEIPTS

Consumer Receipts                                                1,427,196                       760                     1,427,956
Non Consumer Receipts                                               55,166                                      371         55,537
                           --------------------------------------------------------------------------------------------------------
         RECEIPTS                  -           -           -     1,482,362           -           760            371      1,483,493
                           --------------------------------------------------------------------------------------------------------


                           --------------------------------------------------------------------------------------------------------
       DISBURSEMENTS        (153,649)   (351,132)     (1,462)       (4,715)          -             -         (8,844)      (519,802)
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
    IBT Funding In/(Out)     (85,366)    466,496       2,027      (389,750)                     (760)         7,353              -
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
       NET CASH CHANGE      (239,015)    115,364         565     1,087,897           -             -         (1,120)       963,691
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
CASH 10/31/03 (book)       $ 290,023   $ (99,323)  $ (15,859)  $ 5,948,808   $ (19,244)      $     -        $ 5,718     $6,110,123
                           --------------------------------------------------------------------------------------------------------

  Less In-Transit Deposits                                          (9,929)                                                 (9,929)
  Plus Outstanding
    Disbursements                         99,323      16,262                    19,244                       19,386        154,215
                           --------------------------------------------------------------------------------------------------------
                             290,023           -         403     5,938,879           -             -         25,104      6,254,409
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
Bank Balance 11/30/03      $ 290,023         $ -       $ 403   $ 5,938,879   $       -       $     -       $ 25,104     $6,254,409
                           --------------------------------------------------------------------------------------------------------